UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

ZSPACE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ZSPACE, INC.
55 Nicholson Lane
San Jose, California 95134
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, October 15, 2025
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “annual meeting”) of zSpace, Inc. (the “Company,” “zSpace,” “we,” “us”, or “our”) at 9:00 a.m. Pacific Time on Wednesday, October 15, 2025, at our headquarters located at 55 Nicholson Lane, San Jose, California.
Proposals to be considered at the annual meeting:
1.
Election of our Board of Director’s (the “Board”) four nominees for Class I directors of the Board to serve until the next annual meeting of stockholders and until their successors are elected.

2.
Ratification of the selection by the Audit Committee of our Board of UHY LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

3.
Approval of the issuance of shares of our common stock in connection with the Convertible Promissory Note, dated April 11, 2025, issued by zSpace to an institutional investor, as required by Nasdaq Listing Rule 5635(d).

4.
Approval of the issuance of shares of our common stock in connection with the Common Stock Purchase Agreement, dated July 7, 2025, by and between zSpace and an institutional investor, as required by Nasdaq Listing Rule 5635(d).

5.
Approval of an amendment to our Amended and Restated Certificate of Incorporation to allow for stockholder action by written consent.

6.
Approval of the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

7.
Such other related matters and business as may properly come before the annual meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The record date for the annual meeting is August 21, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.
We are providing our stockholders with access to the proxy materials over the Internet using the “Notice and Access” delivery model established by the Securities and Exchange Commission. This permits us to conserve natural resources and reduces our printing costs, while giving our stockholders a convenient and efficient way to access our proxy materials and vote their shares. On or about September 3, 2025, we intend to mail a Notice of Internet Availability of Proxy Materials to our stockholders, informing them that our notice of annual meeting and proxy statement, annual report to stockholders and voting instructions are available on the Internet. As described in more detail in that notice, stockholders may choose to access our materials through the Internet or may request to receive paper copies of the proxy materials.

Every stockholder’s vote is important. While all stockholders are invited to attend the annual meeting, we urge you to vote whether or not you will be present at the annual meeting. You may vote by telephone, mobile device or via the internet. If you received a paper copy of the proxy card by mail, you may complete, date and sign the proxy card and return it in the envelope provided. No postage is required if the proxy card is mailed in the United States. You may withdraw your proxy or change your vote at any time before your proxy is voted, either by voting at the annual meeting, by later-dated proxy, by telephone or mobile device or via the internet.
By Order of the Board of Directors
Paul Kellenberger
Chairman and Chief Executive Officer
San Jose, California
[•], 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 15, 2025: This notice of meeting and the accompanying proxy statement are available at https://           . This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling 408-498-4050 or writing the Company at the Company’s principal executive offices at 55 Nicholson Ave, San Jose, CA 95134. In order to receive delivery of the requested documents, your request must be received no later than October 8, 2025.

2025 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT TABLE OF CONTENTS

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55 Nicholson Lane
San Jose, California 95134
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, October 15, 2025
GENERAL INFORMATION
This proxy statement is furnished to stockholders of zSpace, Inc. (the “Company,” “zSpace,” “we,” “us”, or “our”) in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) for use at the annual meeting of stockholders to be held at 9:00 a.m. Pacific Time on Wednesday, October 15, 2025, at our headquarters located at 55 Nicholson Lane, San Jose, California, and at any adjournments or postponements thereof (collectively, the “annual meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
VOTING INSTRUCTIONS AND INFORMATION
Who Can Vote
Only stockholders of record of zSpace, Inc. at the close of business on August 21, 2025, the record date, will be entitled to vote at the annual meeting. On the record date, there were [      ] shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote. Under Delaware law, stockholder will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.
Voting Your Proxy
If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then your shares are held in “street name” and you will receive instructions from such entity that you must follow in order to have your shares voted. You are also invited to attend the annual meeting. However, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
If your shares are registered directly with Odyssey Transfer and Trust Company, our transfer agent, then you are a stockholder of record and you can instruct the proxies how to vote following the instructions listed on the Notice of Internet Availability or the proxy card. You can vote your shares via the Internet by following the instructions in the notice. If you vote via the Internet, you do not need to mail a proxy card. You can also vote your shares by mail by filling out the proxy card and returning it per the instructions on the card. You can also attend the annual meeting and vote your shares in person.
Whichever method you select to transmit your instructions, the proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board for each director nominee in the Director Proposal, for approval of the Auditor Proposal, for approval of the Nasdaq Note Proposal, for approval of the Nasdaq ELOC Proposal, for approval of the COI Amendment Proposal, and for approval of the Adjournment Proposal (each as defined herein).
Revoking Your Proxy
You can revoke your proxy at any time before the final vote at the meeting. If your shares are held in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. If you are the record holder of record of your shares, you may revoke your proxy in any one of four ways:
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You may submit another properly completed proxy card with a later date;

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You may grant a subsequent proxy through our Internet voting site;

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 55 Nicholson Lane, San Jose, CA 95134; or

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You may attend the annual meeting and vote in person.

Matters to be Presented
There are six matters scheduled for a vote and for which we are soliciting your proxy:
1.
Election of our Board’s four nominees for Class I directors of the Board to serve until the next annual meeting of stockholders and until their successors are elected (the “Director Proposal”);

2.
Ratification of the selection by the Audit Committee of our Board of UHY LLP, as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (the “Auditor Proposal”);

3.
Approval of the issuance of certain shares of our common stock in connection with the Convertible Promissory Note, dated April 11, 2025, issued by zSpace to an institutional investor, as required by Nasdaq Listing Rule 5635(d) (the “Nasdaq Note Proposal”);

4.
Approval of the issuance of certain shares of our common stock in connection with the Common Stock Purchase Agreement, dated July 7, 2025, by and between zSpace and an institutional investor, as required by Nasdaq Listing Rule 5635(d) (the “Nasdaq ELOC Proposal”);

5.
Approval of an amendment of our Amended and Restated Certificate of Incorporation to allow for stockholder action by written consent (the “COI Amendment Proposal”); and

6.
Approval of the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals (the “Adjournment Proposal”).

Our Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Quorum; How are Votes Counted
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at the meeting there is present in person, by remote communication or represented by proxy the holders of stock representing a majority of the voting power of all outstanding shares of stock entitled to vote. On the record date, there were [      ] shares of common stock outstanding, all of which are entitled to vote and represent a total [      ] votes. Thus, holders of shares representing at least [      ] votes must be present or represented by proxy at the meeting to have a quorum.
Shares that are voted in person, by remote communication or by proxy are counted for purposes of establishing a quorum, even if you abstain from voting on some or all matters introduced at the meeting. In addition, broker non-votes will also be counted for purposes of calculating whether a quorum is present. If there is no quorum, (i) the person presiding over the annual meeting or (ii) the holders of shares representing a majority of the votes present at the meeting may recess or adjourn the annual meeting to another date.
Voting
Votes will be counted by the inspector of election appointed for the meeting. For the Director Proposal, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee(s) you specify. For each of the Auditor Proposal, the Nasdaq Note Proposal, the Nasdaq

ELOC Proposal, the COI Amendment Proposal, and the Adjournment Proposal, you may vote “For” or “Against” the proposal or abstain from voting.
The four nominees for director receiving the most “For” votes will be elected to our Board. Broker non-votes will not count for or against any nominees. With respect to the Auditor Proposal, the Nasdaq Note Proposal, the Nasdaq ELOC Proposal, the COI Amendment Proposal, and the Adjournment Proposal, the proposal must receive a “For” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. Broker non-votes will not count for or against the Auditor Proposal, the Nasdaq Note Proposal, the Nasdaq ELOC Proposal, the COI Amendment Proposal, and the Adjournment Proposal. If you “Abstain” from voting for the Auditor Proposal, the Nasdaq Note Proposal, the Nasdaq ELOC Proposal, the COI Amendment Proposal, and the Adjournment Proposal, it will have the same effect as an “Against” vote.
Attending the Annual Meeting?
The annual meeting will be held on Wednesday, October 15, 2025 at 9:00 a.m. Pacific Daylight Time at our headquarters located at 55 Nicholson Lane, San Jose, CA 95134. If you attend the annual meeting, you will be asked to present photo identification, such as a driver’s license. If you are a holder of record, the top half of your proxy card or your Notice of Internet Availability is your admission ticket. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares.
Cost of Proxy Solicitation
We are providing you with these proxy materials because our Board is soliciting your proxy to vote at the annual meeting. We are paying for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Broker Non-Votes
If your shares are held in street name, and you do not give instructions to your broker, your broker can vote your shares with respect to routine “discretionary” items, but not with respect to “non-discretionary” items under Nasdaq rules. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under Nasdaq rules, each of the Director Proposal, the Nasdaq Note Proposal, the Nasdaq ELOC Proposal, and the COI Amendment Proposal are considered to be non-routine and, therefore, brokers and other nominees will not be able to vote on these matters unless they receive instructions from the beneficial owners of the shares. Conversely, each of the Auditor Proposal and the Adjournment Proposal are considered to be routine under Nasdaq rules, and, therefore, brokers and other nominees may vote on these matters even if they do not receive instructions from the beneficial owners of the shares.
SUBMISSION OF STOCKHOLDER PROPOSALS
If you wish to submit a proposal for inclusion in next year’s proxy materials, your proposal must be submitted in writing by May 6, 2026 to our Corporate Secretary at 55 Nicholson Lane, San Jose, CA 95134. If you wish to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, you must submit your proposal in writing between June 17, 2026 and July 17, 2026 to our Corporate Secretary at 55 Nicholson Lane, San Jose, CA 95134. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the provisions in our bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must provide notice that sets forth the information required by Rule 14a-19 no later than August 16, 2026.
ELIMINATING DUPLICATIVE PROXY MATERIALS
A single proxy statement and annual report, along with individual proxy cards, or individual notices of internet availability will be delivered in one envelope to multiple stockholders having the same last name and address and to individuals with more than one account registered at Odyssey Transfer & Trust Company with the same address unless contrary instructions have been received from an affected stockholder. If you would like to enroll in this service or if you would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other proxy materials, you may: (1) notify your broker; (2) direct your written request to Investor Relations, 55 Nicholson Lane, San Jose, California 95134, or to ZSPC@gateway-grp.com or (3) call us at (408) 498-4050.
In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
AVAILABLE INFORMATION
We will provide to any stockholder entitled to vote at the annual meeting, at no charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 28, 2025, including the financial statements and the financial statement schedules contained therein. We make our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, as well as our other SEC filings, available free of charge through the investor relations section of our website located at www.investor.zspace.com under “Financials — SEC Filings” as soon as reasonably practicable after they are filed with or furnished to the SEC. Information contained on or accessible through our website or contained on other websites is not deemed to be part of this proxy statement. In addition, you may request a copy of the Annual Report on Form 10-K or our Quarterly Reports on Form 10-Q in writing by sending an e-mail request to our corporate secretary, David Lorié, at dlorie@zspace.com, calling (408) 498-4050, or writing to Investor Relations at zSpace Inc., 55 Nicholson Lane, San Jose, CA 95134 or ZSPC@gateway-grp.com.

PROPOSAL ONE
ELECTION OF DIRECTORS
Our Board currently has seven members and is divided into two classes: Class I and Class II. Class I consists of the independent directors and Class II consists of non-independent directors. The initial term of office of the Class I directors expires at our annual meeting this year. The initial term of the Class II directors will expire at the Company’s next annual meeting of stockholders held in 2026.
There are four Class I directors whose term of office expires this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected or until the director’s death, resignation or removal. The Board has determined, upon the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”), to nominate the four individuals shown below, each of whom is currently serving as a director, for election at the annual meeting.
Directors are elected by a plurality of the votes properly cast in person or by proxy. The four nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee proposed by our Board and the NCG Committee. Each person nominated for election has agreed to serve if elected. zSpace has no reason to believe that any nominee will be unable to serve.
NOMINEES
The following table sets forth information as of August 31, 2025, with respect to the nominees for election to our board of directors:
Name	Age	Position/Office Held with zSpace
Joanna Morris	59	Director
Abhay Pande	57	Director
Angela Prince	43	Director
Jane Swift	60	Director
Our Board and the NCG Committee seek to assemble a board that possesses a diversity of background and experience in areas relevant to our business. To that end, the NCG Committee has identified and evaluated nominees in the context of the Board’s overall composition, with the goal of recruiting and nominating members who complement and strengthen the skills of other members, have demonstrated excellence in his or her field, have the ability to exercise sound business judgment and have the commitment to rigorously represent the long-term interests of the Company’s stockholders. The brief biographies below include information regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the NCG Committee to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board. However, each of the members of the NCG Committee may have a variety of reasons why he or she believes a particular person would be an appropriate Board member, and these views may differ from the views of other members.
Dr. Joanna Morris has served as a member of our Board since December 2024. Dr. Morris is Associate Professor of Psychology and Neuroscience at Providence College in Providence, RI. She is a former Rhodes Scholar who holds an A.B. (summa cum laude) from Dartmouth College, an M.Phil. in Theoretical Linguistics and Comparative Philology from the University of Oxford, and a Ph.D. in Psychology from the University of Pennsylvania. From 1998 – 2007, Dr. Morris was an Assistant Professor at Hampshire College, from 2007 – 2018, Dr. Morris was an Associate Professor at Hampshire College and from 2018 – 2023, Dr. Morris was a Professor at Hampshire College. She has also served as the Provosts Fellow in Cognitive Science at RISD before joining the faculty at Providence College in 2020. Dr. Morris was originally recommended to the Board by Mr. Pande.
Abhay Pande has served as a member of our Board since December 2024. Mr. Pande is a former Investment Banking Managing Director at Citibank, a position that he held from August 1998 until June 2023, and former private equity Managing Director at American Capital, a position that he held from July 2013 until June 2016. He has also served as a senior advisor with the Albright Stonebridge Group and is currently Managing Director at Princeton Capital Advisors, which provides cross-border transactions and capital advisory services for leading healthcare, energy and infrastructure clients, a position that he has held since 2020. Mr. Pande received an MBA from the University of Chicago Booth School of Business and a B.A. in quantitative economics from Dartmouth College. Mr. Pande was originally recommended to the Board by Mr. Kellenberger.
Angela Galardi Prince has served as a member of our Board since December 2024. Ms. Prince is a former CEO, startup founder, and Credit Risk expert with a diverse background in consumer and small business financial services, capital markets, and career and technical education. Since 2023, Ms. Prince has worked as an independent business advisor and executive consultant with a specialty in management, operational finance, risk assessment and strategic planning. Ms. Prince was formerly the CEO of Climb Credit, the leading provider of lending and payments services to Career and Vocational schools in the US from 2017 to 2022. Prior to that, she was the co-founder and COO of Orchard Platform, a data and software business for credit investment managers from 2012 to 2016. She started her career in risk management at American Express where she worked and led teams from 2005 to 2010 and then in a similar role at Citibank from 2010 to 2012. Ms. Prince received both her BSE and MSE in engineering from the University of Michigan. Ms. Prince was originally recommended to the Board by Ms. Swift.
Jane Swift has served as a member of our Board since December 2024. Ms. Swift has over fifteen years of experience in state government, holding the offices of governor, lieutenant governor, secretary of consumer affairs and business regulation, and state senator in the State of Massachusetts. Since leaving public office, Ms. Swift has accumulated a wealth of experience in executive leadership and governance roles including as a chief executive officer; a board chair, member, and committee chair to public, private, and not-for-profit institutions; an adviser to entrepreneurial education companies; and as a partner in a venture capital fund. Since 2007, she has served as a Director and as Chair of the Compensation Committee on the Suburban Propane (NYSE: SPH) board of directors, a publicly traded propane distribution company. Ms. Swift is a National Assessment Governing Board member and more recently, has joined the Advisory Board of the George W. Bush Institute, a non-profit organization that promotes freedom, democracy and health for women and girls around the world. In 2022, Swift founded Cobble Hill Farm Education and Rescue Center. Ms. Swift was originally recommended to the Board by Mr. Kellenberger.
REQUIRED VOTE
The four nominees receiving the highest number of “FOR” votes shall be elected as directors. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the four nominees in this Proposal One if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” each named nominee.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board (the “Audit Committee”) has selected UHY LLP, or UHY, as our independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for the fiscal year ending December 31, 2025. This will be the first year UHY audits our consolidated financial statements. In deciding to engage UHY, the audit committee reviewed auditor independence and existing commercial relationships with UHY, and concluded that UHY has no commercial relationship with the Company that would impair its independence.
The Audit Committee has directed that management submit the selection of UHY as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 for ratification by the stockholders at the annual meeting. Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting the selection of UHY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our stockholders. Representatives of UHY are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Prior to May 2025, BDO USA, P.C., or BDO, had served as the Company’s independent registered public accounting firm since 2022. The selection of UHY followed a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee invited several international public accounting firms to participate in this process, including BDO. As a result of this process, on May 16, 2025, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Also on May 16, 2025, the Audit Committee dismissed BDO as the Company’s independent registered public accounting firm effective as of that date.
The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through May 16, 2025, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2024 and 2023, or in the subsequent period through May 16, 2025, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
During the Company’s two most recent fiscal years and the subsequent interim period through May 16, 2025, neither the Company nor anyone on its behalf consulted with UHY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION
In connection with the audit of our 2025 fiscal year financial statements, we have entered into an engagement agreement with UHY that sets forth the terms by which UHY will perform audit services for us, including responsibilities of UHY and management in the conduct of the audit and estimated fees.
No fees were billed to us by UHY for professional services rendered during the fiscal years ended December 31, 2024 and 2023.
PRE-APPROVAL PROCEDURES OF AUDIT AND NON-AUDIT SERVICES BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Previously BDO, and now UHY, were engaged by, and reports directly to, the Audit Committee.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.
REQUIRED VOTE
Ratification of the appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires a “FOR” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to be approved. If you “Abstain” from voting, it will have the same effect as an “Against” vote. If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted “FOR” ratification of the appointment of UHY. Broker non-votes will have no effect on the result of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” Proposal Two (Auditor Proposal).

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed with zSpace’s management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024. The Audit Committee has also discussed with BDO USA, P.C., the company’s independent registered public accounting firm for such fiscal year, the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees (AS 16).
The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, P.C. its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s annual report filed with the Securities and Exchange Commission (SEC).
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and on the report issued by the independent registered public accounting firm.
Audit Committee.
Abhay Pande (Chair)
Joanna Morris
Angela Prince

PROPOSAL THREE
APPROVAL OF THE ISSUANCE OF SHARES IN EXCESS OF NASDAQ RULE 5635(D) LIMIT IN CONNECTION WITH CONVERTIBLE PROMISSORY NOTE
BACKGROUND AND REASON FOR THE PROPOSAL
Nasdaq Listing Rule 5635(d) generally requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if the common stock to be issued (or into which the securities may be converted or exercised) is equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance (the “Exchange Cap”). This rule is designed to protect existing shareholders from excessive dilution without their consent.
On April 10, 2025, zSpace entered into a securities purchase agreement with an institutional investor (the “Note Investor”), pursuant to which the Company sold, and the Note Investor purchased, a senior secured convertible note issued by the Company (the “Note”) in the original principal amount of $13,978,495, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Note was issued with an original issue discount of 7.0% and accrues interest at a rate of 6.0% per annum. The Note matures on April 11, 2027 (the “Maturity Date”), unless extended pursuant to the terms thereof. Interest on the Note is guaranteed through the Maturity Date regardless of whether the Note is earlier converted or redeemed. The Note is secured by a first priority security interest in substantially all the assets of the Company, including its intellectual property.
The Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) the sum of (i) the portion of the principal amount to be converted or redeemed, (ii) all accrued and unpaid interest with respect to such principal amount, and (iii) all accrued and unpaid late charges with respect to such principal and interest amounts, if any, divided by (y) a conversion price of $12.39 per share (“Initial Conversion Price”) (such shares issuable upon conversion of the Note, the “Conversion Shares”). In addition, upon the effectiveness of the a registration statement covering the resale of the Conversion Shares and before the 90th day after the Closing Date, the Note Investor has the right to convert up to $750,000 (or a higher amount mutually agreed upon by the parties) principal per month, priced at 97% of the lowest volume-weighted average price of the Common Stock (“VWAP”) in the 10 trading days prior to the conversion. Pursuant to the Securities Purchase Agreement, in certain cases, the Note Investor must limit the selling of Common Stock to the higher of (i) 15% of the daily trading volume or (ii) $100,000 per trading day. At no time may the Note Investor hold or be required to take more than 4.99% (or up to 9.99% at the election of the Note Investor pursuant to the Note) of the outstanding Common Stock.
The number of shares of Common Stock to be issued in connection with conversions under the Note could exceed the Exchange Cap. Therefore, in order to comply with Nasdaq Rule 5635(d) and the terms of the Note, we are seeking stockholder approval to issue shares above the Exchange Cap and to waive the “Exchange Cap” limitation in the securities purchase agreement.
POTENTIAL CONSEQUENTS IF THE PROPOSAL IS NOT APPROVED
We are not seeking the approval of our stockholders to authorize our entry into the Note or any related documents, as we have already entered into the Note and the related securities purchase agreement.
If our stockholders do not approve this Proposal Three, we will be unable to issue shares of Common Stock in excess of the Exchange Cap to the Note Investor upon conversion of the Note, thereby requiring us to repay any unpaid and unconverted amounts outstanding under the Note in cash by the Maturity Date. In addition, if stockholders do not approve this Proposal Three, the securities purchase agreement requires us call additional stockholder meetings every three months thereafter to seek stockholder approval until approval is obtained, costing the Company time, effort, and money.

POTENTIAL ADVERSE EFFECTS OF THIS PROPOSAL
If this Proposal Three is approved, conversion of the Note could result in substantial dilution to the interests of existing holders of our Common Stock. Each share of Common Stock that would be issuable to the Note Investor would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the Note Investor pursuant to the terms of the Note will not affect the rights of the holders of our outstanding shares of Common Stock, however, as shares of Common Stock are issued to the Note Investor pursuant to the Note, the ownership interest of our existing stockholders (other than the Note Investor) would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval.
Because the conversion price per share of Common Stock to be issuable by the Note Investor will fluctuate based on the market prices of the Common Stock at the time the Note Investor elects to convert all or portions of the Note, if any, it is not possible for us to predict, as of the date of this proxy statement, the number of shares of Common Stock that we will issue to the Note Investor under the Note. Since the number of shares of Common Stock that may be issued to the Note Investor pursuant to the Note is uncertain, the exact magnitude of the dilutive effect cannot be conclusively determined, although it may be material to our existing stockholders.
Additionally, the issuance of a substantial number of Common Stock to the Note Investor, or the anticipation of such issuances, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales. In addition, the Common Stock issuable pursuant to the terms of the Note may represent overhang that may also adversely affect the market price of our Common Stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our Common Stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our Common Stock cannot absorb shares sold by the Note Investor, then the value of our Common Stock will likely decrease.
INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal Three except to the extent of their ownership of shares of our Common Stock.
REQUIRED VOTE
This Proposal Three must receive a “For” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to be approved. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as “Against” votes. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This Nasdaq Note Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Three if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” Proposal Three (Nasdaq Note Proposal).

PROPOSAL FOUR
APPROVAL OF THE ISSUANCE OF SHARES IN EXCESS OF NASDAQ RULE 5635(D) LIMIT IN CONNECTION WITH EQUITY LINE OF CREDIT
BACKGROUND AND REASON FOR THE PROPOSAL
Nasdaq Listing Rule 5635(d) generally requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, above the Exchange Cap. This rule is designed to protect existing shareholders from excessive dilution without their consent.
On July 8, 2025 zSpace entered into a Common Stock Purchase Agreement (the “ELOC”) with an institutional investor (the “ELOC Investor”), pursuant to which we have the right to sell the ELOC Investor up to $30,000,000 worth of newly issued shares of Common Stock. Our ability to sell Common Stock would be subject to a lower limit of 19.99% of the Common Stock on July 7, 2025, unless we obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap. The Company will control the timing and amount of any sales of Common Stock under the ELOC. Actual sales of shares of Common Stock will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock, trading volume of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.
The purchase price per share of the shares of Common Stock that we elect to sell to the ELOC Investor pursuant to the ELOC will be equal to: (a) in the event that the valuation period consists of only one trading day, the lower of (i) 97.0% of the VWAP during the applicable valuation period and (ii) the closing sale price on the first trading day immediately following the date on which the ELOC Investor receives a valid purchase notice, or (b) in the event the valuation period consists of three trading days, 97.0% of the lowest VWAP during the applicable valuation period. When delivering a purchase notice, we have the ability to elect, in our sole discretion, a valuation period of one trading day or three trading days. There is no upper limit on the price per share that the ELOC Investor could be obligated to pay for the common stock under the ELOC.
The number of shares of Common stock to be sold pursuant to the ELOC over the term of the agreement could exceed the Exchange Cap. Therefore, in order to comply with Nasdaq Rule 5635(d) and the terms of the ELOC, we are seeking stockholder approval to issue shares above the Exchange Cap and to waive the “Exchange Cap” limitation in the securities purchase agreement.
POTENTIAL CONSEQUENTS IF THE PROPOSAL IS NOT APPROVED
We are not seeking the approval of our stockholders to authorize our entry into the ELOC or any related documents, as we have already entered into the ELOC.
If our stockholders do not approve this Proposal Four, we will be unable to issue shares of Common Stock in excess of the Exchange Cap to the ELOC Investor thereby preventing us from raising the full amount of funds under the ELOC. In addition, if stockholders do not approve this Proposal Four, the ELOC requires us to call additional meetings every 90 days thereafter to seek stockholder approval until approval is obtained, costing the Company time, effort, and money.
POTENTIAL ADVERSE EFFECTS OF THIS PROPOSAL
If this Proposal Four is approved, the sale of shares under the ELOC could result in substantial dilution to the interests of existing holders of our Common Stock. Each share of Common Stock that would be issuable to the ELOC Investor would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the ELOC Investor pursuant to the terms of the ELOC will not affect the rights of the holders of our outstanding shares of Common Stock, however, as shares of Common Stock are issued to the ELOC Investor, the ownership interest of our existing stockholders (other than the ELOC Investor) would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval.

Because the number of shares of Common Stock that may be issued to the ELOC Investor is in the Company’s discretion and will depend upon market conditions and other factors to be determined by us, the exact number of shares of Common Stock to be issued under the ELOC and the magnitude of the dilutive effect cannot be conclusively determined, although it may be material to our existing stockholders. We may ultimately decide to sell to the ELOC Investor all, some or none of the Common Stock that may be available for us to sell to the ELOC Investor pursuant to the ELOC.
As of July 7, 2025, there were 23,295,789 shares of our Common Stock outstanding. In addition, we have filed a registration statement on Form S-1 (No. 333-288978) for the resale of up to 6,500,000 shares of Common Stock by the ELOC Investor. The ELOC provides that we may sell up to an aggregate of $30,000,000 of shares of our Common Stock. Unless we obtain stockholder approval, we may not sell more than the Exchange Cap of 4,656,828 shares of Common Stock.
If this Proposal Four is approved and all 6,500,000 shares of our Common Stock that we currently contemplate registering for resale by the ELOC Investor were issued and outstanding as of July 7, 2025, such shares would represent approximately 21.8% of the total number of outstanding shares of Common Stock. In addition, the below table sets forth the amount of dilution, assuming registration of all shares required for resale, if we sold to the ELOC Investor shares of Common Stock at various purchase prices so that we received the maximum aggregate gross proceeds of $30,000,000:
Assumed Average Purchase Price Per Share	Number of Shares to be Issued if Full Purchase(1)	Percentage of Outstanding Shares After Giving Effect to the Issuance to the ELOC Investor(2)	Gross Proceeds from the Sale of Shares to the ELOC Investor under the ELOC(3)
$2.00	15,000,000	39.2%	$30,000,000
$2.50	12,000,000	34.0%	$30,000,000
$3.0622(4)	9,796,878	29.6%	$30,000,000
$3.50	8,571,429	26.9%	$30,000,000
$4.00	7,500,000	24.4%	$30,000,000
$4.50	6,666,667	22.3%	$30,000,000
$5.00	6,000,000	20.5%	$30,000,000

(1)
Our Certificate of Incorporation authorizes us to issue up to 100,000,000 shares of Common Stock. Therefore, under all scenarios described herein, we have sufficient shares of authorized Common Stock to sell the maximum number of shares permissible under the ELOC. If the price of our Common Stock decreased and we needed to increase the number of shares we are authorized to issue to sell the maximum number of shares permissible under the ELOC, we would first need to amend our Certificate of Incorporation to authorize the issuance of more Common Stock, which would require further approval by our stockholders — we are not currently seeking such approval from our stockholders.

(2)
The denominator is based on 23,295,789 shares outstanding as of July 7, 2025 adjusted to include the issuance of the number of shares set forth in the adjacent column that we would have sold to the ELOC Investor in future sales, assuming the average purchase price in the first column for all shares issued. The numerator is based on the number of shares issuable pursuant to future sales under the ELOC at the corresponding assumed average purchase price set forth in the first column. The number and percentage of shares of Common Stock issuable to the ELOC Investor upon full purchase under the ELOC does not give effect to (i) the potential future issuance of shares of Common Stock pursuant to our outstanding warrants and other securities convertible into Common Stock, (ii) the potential future issuance of shares of Common Stock pursuant to our equity incentive plans, (iii) any other potential future issuances of Common Stock (including issuances as described in the Nasdaq Note Proposal), or (ii) the Exchange Cap or any beneficial ownership limitations.

(3)
Excludes Commitment Shares issuable to the ELOC Investor for which no proceeds are received by us.

(4)
The minimum price as set forth in the ELOC.

Additionally, the sale of a substantial number of Common Stock to the ELOC Investor, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales. In addition, the Common Stock issuable pursuant to the terms of the ELOC may represent overhang that may also adversely affect the market price of our Common Stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our Common Stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our Common Stock cannot absorb shares sold by the ELOC Investor, then the value of our Common Stock will likely decrease.
INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal Four except to the extent of their ownership of shares of our Common Stock.
REQUIRED VOTE
This Proposal Four must receive a “For” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to be approved. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as “Against” votes. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This Nasdaq ELOC Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Four if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” Proposal Four (Nasdaq ELOC Proposal).

PROPOSAL FIVE
AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
BACKGROUND AND REASON FOR THE PROPOSAL
We are asking our shareholders to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate”) to allow for stockholder action by written consent, in the form of Annex A (the “COI Amendment”).
Article VII(A) of our Certificate provides that any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of stockholders of the stockholders of the Company and may not be taken by written consent in lieu of a meeting. The Certificate permits action by written consent only for the holders of preferred stock of the company. The Company does not currently have any issued shares of preferred stock. The text of the current Article VII(A) is as follows:
“Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.”
The Board proposes to amend Article VII(A) of the Certificate to permit all stockholders of the Company to take action by written consent, which the full language of the proposed COI Amendment is attached hereto as Annex A. If approved, the Certificate would be amended by deleting Article VII(A) in its entirety and replacing it with the following new Article VII(A):
“Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the General Corporation Law of the State of Delaware.”
The Board believes that permitting stockholders to act by written consent is in the best interests of the Company and its stockholders for several reasons:
1.
Increased Flexibility and Efficiency:   Allowing stockholders to act by written consent can provide greater flexibility and efficiency in addressing corporate matters that require stockholder approval, particularly for routine or non-controversial items. It can streamline decision-making processes by eliminating the need to convene a formal meeting, which can be time-consuming and costly.

2.
Cost Savings:   Eliminating the need for a physical or virtual meeting can result in significant cost savings associated with preparing, printing, and mailing proxy materials, as well as the logistical expenses of holding a meeting.

3.
Modern Corporate Governance:   Many modern corporate governance practices favor allowing stockholders to act by written consent, as it provides an additional mechanism for stockholder engagement and action.

The Board has considered the advantages and disadvantages of this amendment and believes that, on balance, it will enhance stockholder rights and promote efficient corporate governance.

REQUIRED VOTE
This Proposal Five must receive a “For” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to be approved. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as “Against” votes. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This COI Amendment Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Five if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” Proposal Five (COI Amendment Proposal).

PROPOSAL SIX
THE ADJOURNMENT PROPOSAL
BACKGROUND AND REASON FOR THE PROPOSAL
In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the above proposals, the Board may adjourn the annual meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will we solicit proxies to adjourn the annual meeting beyond the date by which we may properly do so under our Certificate and Delaware law.
The person presiding over the meeting of stockholder has the authority to adjourn any meeting of our stockholders, including the annual meeting.
REQUIRED VOTE
This Proposal Six must receive a “For” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to be approved. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as “Against” votes. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This Adjournment Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Six if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
RECOMMENDATION
The Board of Directors recommends a vote “FOR” Proposal Six (Adjournment Proposal).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
The following table sets forth certain information regarding the ownership of our common stock as of July 17, 2025 (the “Beneficial Ownership Date”) by: (i) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; (ii) each of our NEOs; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than five percent of the shares of our common stock.
Beneficial ownership is determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as outstanding all shares of capital stock that a person would receive upon exercise of stock options held by that person that are immediately exercisable or exercisable within 60 days of July 17, 2025. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated and to the extent known, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares(1)
Greater than 5% Stockholders
bSpace Investments Limited(2)	5,506,800	23.4%
dSpace Investments Limited(3)	11,580,670	49.3%
Fiza Investments Limited(4)	1,176,470	5.0%
Kuwait Investment authority(5)	1,616,392	7.1%
Named Executive Officers and Directors
Erick DeOliveira(6)	49,040	*
Michael Harper(7)	530,581	2.3%
Paul Kellenberger(8)	2,324,732	9.9%
Ronald Rheinheimer(9)	378,069	1.6%
Pankaj Gupta(10)	11,587,390	49.3%
Amit Jain	6,720	*
Joanna Morris	6,720	*
Abhay Pande	6,720	*
Angela Prince	6,720	*
Jane Swift	6,720	*
All Directors and Executive Officers as a Group (10 persons)	14,903,412	55.7%

*
Less than one percent.

(1)
Based on 23,503,259 shares of common stock outstanding as of July 17, 2025.

(2)
Based solely on information provided in a Schedule 13G filed on February 14, 2025 by bSpace Investments Ltd and Mohammed Al Hassan. The shares are held of record by bSpace Investments Ltd. Mohammed Al Hassan holds 100% of the equity interest in bSpace Investments Ltd in his personal capacity. The address for bSpace Investments Ltd is Emaar Square, Building 4, Office 701, Downtown Dubai, PO Box 215931, United Arab Emirates.

(3)
Based solely on information provided in a Schedule 13G filed on February 14, 2025 by dSpace Investments Ltd and Pankaj Gupta. The shares are held of record by dSpace Investments Ltd. Pankaj Gupta holds 100% of the equity interest in dSpace Investments Ltd and therefore may be deemed to be the beneficial owner of the securities held by dSpace Investments Ltd. Pankaj Gupta disclaims beneficial ownership of all such securities. The address for dSpace Investments Ltd is Emaar Square, Building 4, Office 701, Downtown Dubai, PO Box 215931, United Arab Emirates.

(4)
Based solely on information provided in a Schedule 13G filed on February 14, 2025 by Fiza Investments Limited and Hamad Aljumairi. The shares are held of record by Fiza Investments Limited. Hamad Aljumairi holds 100% of the equity interest in Fiza Investments Limited in his personal capacity. The address for Fiza Investments Limited is c/o Gulf Islamic Investments LLC, PO Box 215931, Emaar Square 4, 7th Floor, Downtown Dubai, United Arab Emirates.

(5)
Beneficial ownership is reported based on information provided by the Company’s transfer agent as of December 31, 2025, which is the only information readily available to the Company. Since such date, the Company does not have visibility to the reporting person’s holdings, but no public filings have been made related to material changes in the reporting person. The reporting person has not independently verified this information. Kuwait Investment Authority is a Kuwaiti public authority established under Kuwaiti Law No. 47/1982 for the purpose of managing, in the name and for the account of the Government of the State of Kuwait, the investments of the State of Kuwait. The business address of the reporting person is Block 1, Street 201, Building 900028, Sharq, P.O. Box: 64, Safat, 13001, Kuwait City, Kuwait.

(6)
Includes 36,037 shares of common stock issuable to Mr. DeOliveira upon the vesting of RSU’s within 60 days after July 17, 2025.

(7)
Includes 517,886 shares of common stock issuable to Mr. Harper upon the exercise of options that are exercisable within 60 days after July 17, 2025.

(8)
Includes 2,303,642 shares of common stock issuable to Mr. Kellenberger upon the exercise of options that are exercisable within 60 days after July 17, 2025.

(9)
Includes 373,121 shares of common stock issuable to Mr. Rheinheimer upon the exercise of options that are exercisable within 60 days after July 17, 2025.

(10)
Includes 11,580,670 shares of common stock held by Mr. Gupta through dSpace Investments Ltd, which is also beneficially owned by Mr. Gupta and over which Mr. Gupta has sole voting and investment power. The address for Mr. Gupta is Emaar Square, Building 4, Office 701, Downtown Dubai, PO Box 215931, United Arab Emirates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BIOGRAPHICAL INFORMATION REGARDING DIRECTORS
The following table sets forth information as of August 31, 2025, with respect to our directors, other than those directors listed above who are nominees for election at the annual meeting:

Name	Age	Position/Office Held with zSpace
Paul Kellenberger	66	Chief Executive Officer and Chairman
Pankaj Gupta	50	Director
Amit Jain	45	Director

Paul Kellenberger serves as our Chief Executive Officer and as the Chairman of our board of directors. Mr. Kellenberger has served as our Chief Executive Officer of and as a member of our board of directors since December 2006. Prior to his position at zSpace, Mr. Kellenberger was CEO for Chancery Software Ltd., an Enterprise SIS provider, from June 2002 to May 2006. Chancery Software was sold to Pearson PLC in May 2006. Prior to Chancery, Mr. Kellenberger was the CEO of Promeo Technologies, a technology company, from May 2000 to May 2002 and Senior Vice President at Inacom Corporation (acquired by Compaq/Hewlett Packard), a computer service company, from January 1997 to January 1999. Mr. Kellenberger also served as a Vice President and Director of Motorola Inc., a telecommunications company, from January 1994 to January 1997. Mr. Kellenberger holds a B.A. in economics from the University of Western Ontario and an M.B.A. from McMaster University.
Pankaj Gupta1 has served as a member of the Board since January 28, 2021. Mr. Gupta has over 23 years of experience financial advisory services experience and is currently Co-Founder & Co-CEO of Gulf Islamic Investments LLC (“GII”), a UAE-based investment management platform with more than $3 billion in direct investments in real estate, private equity and technology across US, UK, Europe, Middle East and India. Prior to Co-founding GII in 2014, he was Head of Investment Business Development at Allied Investment Partners, a UAE-based investment banking company from 2007 to 2014. In these positions he was responsible for the advisory and management of multi-billion dollar investment portfolios and advisory mandates which included successful debt and equity syndication. Mr. Gupta has a BSc (Math), an MBA, a FT Non-Executive Director Diploma and is a Certified Private Equity Specialist (CPES). Mr. Gupta holds 100% of the equity in dSpace Investment Limited, one of our principal stockholders.
Amit Jain1 has served as a member of the Board since April 2021. Mr. Jain is Chief Investment Officer of GII an investment management platform with more than $3 billion in direct investments in real estate, private equity and technology across US, UK, Europe, Middle East and India. Mr. Jain has provided investment and managed portfolio services at a global buy and build platform owned by KKR, a Sovereign Wealth Fund in Oman and family office in UAE. Mr. Jain holds a Computer Science & Engineering degree from the Indian Institute of Technology, Kanpur and an MBA from Insead.
Family Relationships
There are no family relationships among any of our current or nominated executive officers or directors.

1
Pankaj Gupta and Amit Jain are each Class II directors of the Board. Pankaj Gupta and Amit Jain are currently employed by GII. Mohammad Al Hassan, the Co-CEO of GII owns 100% of the equity in bSpace, a principal stockholder. Accordingly, Messrs. Gupta and Jain may have interests that are different from the interests of other stockholders generally.

BOARD LEADERSHIP STRUCTURE
Our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board is the most effective leadership structure for our company as we transition into being a public company. This structure provides a unified vision and strong leadership, enabling efficient decision-making and clear accountability, which is particularly crucial during this foundational period.
The combined role ensures that the Board and management are aligned on strategic priorities and operational execution. Our CEO, who is deeply involved in the day-to-day operations and strategic direction of the company, is best positioned to lead the Board in its oversight function. In addition, a single leader at the helm provides clear accountability for the company’s performance and strategic direction and facilitates timely communication and decision-making between management and the Board, particularly in fast-moving business environments. Finally, the CEO serving as Chairman presents a consistent and authoritative voice to shareholders, employees, customers, and other stakeholders.
While the roles of CEO and Chairman are combined, our Board is committed to robust independent oversight and effective corporate governance. Our Board is comprised of a majority of independent directors who bring diverse perspectives and experience.
To ensure strong independent oversight, our Board implements the following practices:
•
Regular Executive Sessions:   Our independent directors meet regularly in executive sessions without the presence of management, including the CEO, to discuss matters pertinent to the company and the Board’s oversight responsibilities.

•
Strong Committee Oversight:   Our Board committees (e.g., Audit Committee, Compensation Committee, and NCG Committee) are composed solely of independent directors. These committees play a critical role in overseeing key areas of company operations, financial reporting, executive compensation, and governance practices, ensuring independent review and decision-making.

•
Access to Information and Advisors:   All directors have full access to management and company information and may engage independent legal, financial, or other advisors as they deem necessary.

Our Board believes that the strong independent oversight provided by our independent directors through these practices, coupled with our robust governance framework, ensures that the Board effectively carries out its oversight responsibilities and acts in the best interests of all shareholders as a newly public company.
ROLE OF BOARD IN RISK OVERSIGHT
One of the key functions of our board of directors is informed oversight of our risk management. The Company has built internal processes and an internal control environment which facilitate not only the identification and management of risks, but also regular communication with and oversight by the board of directors in this regard. Since our CEO is also Chairman of the Board, he communicates frequently with the Board on important matters of the Company, including risks as they arise and develop.
The Company has formed an internal management disclosure committee, which meets regularly to discuss risks and disclosure, and it maintains a Code of Business Conduct and Ethics, product quality standards and processes and a variety of other policies and procedures designed to control and minimize risk. Management communicates routinely with the board of directors, board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management on these and other risk-related topics.
The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. The Board’s and its committees’ risk oversight function includes the following:

•
The Board monitors and evaluates the effectiveness of the Company’s internal controls and the risks facing the Company at least annually and the audit committee does so at least quarterly. At Audit Committee meetings, the Audit Committee reviews our processes and material risk exposures, including financial risk exposures facing our business, in addition to monitoring our compliance with legal and regulatory requirements. Audit Committee meetings generally include extensive discussion between the Audit Committee members and our internal and external auditors and legal advisors regarding the material risks identified by these parties and how we plan to address them.

•
The full Board engages in extensive discussions with our executive team on a regular basis concerning the risks facing the Company and how best to manage them. Board meetings generally include detailed discussion among Board members, management and professional advisors regarding material risks we face as an enterprise, including operational and financial risks. Our management provides information to the Board regarding our approach to material risks, both at meetings and in regular informal discussions, and takes extensive guidance from the Board in decision-making with respect to such matters.

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The Board and Audit Committee generally review the disclosures in our Annual Report on Form 10-K, including the risk factors. The Audit Committee reviews the Annual Report on Form 10-K in detail and also reviews and discusses with management the disclosures in our Quarterly Reports on Form 10-Q and holds discussions with management concerning whether all material risks have been identified. The discussion also provides a mechanism by which Board members can ask questions of our executive team concerning material risks we face and how we plan to manage them, and guide management’s actions with respect to such risk management.

•
Our Compensation Committee reviews our compensation philosophy and programs with our management and external compensation consultants, and, in approving such programs, considers whether and to what extent they have a potential to encourage unnecessary or excessive risk-taking by our employees, including our executives. In addition, the Compensation Committee monitors these programs to evaluate on a regular basis whether the philosophy and programs provide an appropriate balance of incentives and do not encourage employees to take unreasonable risks.

•
Our NCG Committee monitors the effectiveness of our corporate governance guidelines. The NCG Committee also helps ensure that we are prepared to deal with risks and crises by evaluating the individual capabilities of the directors, nominating directors with risk management experience, recommending appropriate committee structure and composition and considering the time each director and nominee has to devote to the Company. The NCG Committee also works with our management to establish orientation programs for new directors and evaluates the effectiveness of our Board and its committees.

DIRECTOR INDEPENDENCE
Our Board has determined that each of the directors on our Board, other than Paul Kellenberger, Pankaj Gupta and Amit Jain qualifies as an independent director under the rules of Nasdaq, and SEC rules and regulations. Under the rules of Nasdaq, unless an explicit exemption exists, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by our directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of capital stock by each non-employee director and the transactions involving them described in this section.

COMMITTEES OF THE BOARD
Our Board has three standing committees — an audit committee, a compensation committee and a nominating and corporate governance committee, each of which, pursuant to its respective charter, has the composition and responsibilities described below. Copies of the charters for each committee are available on the investor relations portion of our website. Members serve on these committees until their resignation or until otherwise determined by our board of directors.
Below is a description of each committee of the Board.
Audit Committee
Our Audit Committee consists of Abhay Pande, Angela Prince and Joanna Morris, with Abhay Pande serving as the chair. The Board has determined that each of the members of the Audit Committee meets the independence requirements under Nasdaq and SEC rules for members of an audit committee and is financially literate. In addition, the Board has determined that Abhay Pande is an “audit committee financial expert” within the meaning of the SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, the Board considered Mr. Pande’s formal education and previous experience in financial roles. This designation does not, however, impose on the individual any supplemental duties, obligations or liabilities beyond those that are generally applicable to the other members of our Audit Committee and the Board. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.
The principal functions of the Audit Committee are, among other things:
•
selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

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considering the adequacy of our internal control and internal audit function;

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reviewing related-party transactions that are material or otherwise implicate disclosure requirements; and

•
approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and regulations and with future requirements to the extent they become applicable to us. The Audit Committee is governed by a charter that complies with the rules of Nasdaq and is available on our website.
Compensation Committee
Our compensation committee (the “Compensation Committee”) is composed of Jane Swift, Abhay Pande and Angela Prince, with Jane Swift serving as the chair. The Board has determined that each of the members of our Compensation Committee meets the independence requirements under Nasdaq and SEC rules. Each member of this committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
The principal functions of the Compensation Committee include, among other things:
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reviewing and approving, or recommending that the Board approve, the compensation of our Chief Executive Officer and our other executive officers;

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reviewing succession plans for our Chief Executive Officer;

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reviewing and recommending to the board of directors the compensation of our directors;

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administering our stock and equity incentive plans; and

•
establishing our overall compensation philosophy.

The Compensation Committee reviews and considers evaluations and recommendations from our CEO submitted to the Compensation Committee and the compensation consultant engaged by the Compensation Committee with respect to the compensation of our other executive officers. The Compensation Committee reviews and considers market data provided by the compensation consultant engaged by the Compensation Committee and from the Board with respect to the compensation of our CEO. Our CEO is not present during any deliberations or decisions concerning his compensation.
The Compensation Committee is authorized under its charter to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants that the Compensation Committee e considers necessary or appropriate in the performance of its duties. For the 2025 fiscal year, the Compensation Committee directly engaged Aon plc as its compensation consultant. However, for the 2024 fiscal year, prior to the Company’s initial public offering, the Board did not use a compensation consultant.
Nominating and Corporate Governance Committee
Our NCG Committee consists of Angela Prince, Jane Swift and Joanna Morris, with Angela Prince serving as the chair. The Board determined that each of the members of our NCG Committee meets the independence requirements under Nasdaq and SEC rules.
The principal functions of the NCG Committee are:
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identifying and recommending candidates for membership on the Board;

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recommending directors to serve on Board committees;

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reviewing and recommending to the Board any changes to our corporate governance principles;

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reviewing proposed waivers of the code of conduct for directors and executive officers;

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overseeing the process of evaluating the performance of the Board; and

•
advising the Board on corporate governance matters.

Controlled Company Exemption
Because bSpace, Fiza and dSpace (each defined below) together control a majority of the voting power of our Common Stock, we are a “controlled company” for purposes of the listing standards of Nasdaq and the rules of the SEC. As a “controlled company”, exemptions under the listing standards of Nasdaq will exempt us from certain of Nasdaq’s corporate governance requirements, including the following requirements if we decide to rely on the “controlled company” exemption:
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that the Board be composed of a majority of “independent directors,” as defined under the rules of Nasdaq,

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that the Compensation Committee be composed entirely of independent directors, and

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that the NCG Committee be composed entirely of independent directors.

If we decide to rely on the “controlled company” exemption, for so long as we are a “controlled company” and continue to rely on the “controlled company” exemption,” holders of our Common Stock may not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq’s corporate governance requirements to the extent we elect to take advantage of these exemptions. In the event that we cease to be a “controlled company”, we will be required to comply with these provisions within the transition periods specified in the rules of Nasdaq.
These exemptions do not modify the independence requirements for our Audit Committee.

We currently are not relying on any of the “controlled company” exemptions listed above.
BOARD MEETINGS AND EXECUTIVE SESSIONS
During the fiscal year ended December 31, 2024, the Board held 6 meetings. Each of our incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which the director served. Board members are expected to regularly attend all meetings of the Board and committees on which they serve. Directors are also invited to attend the Company’s annual meeting of stockholders, but attendance is not mandatory. In 2024, prior to becoming a public company, zSpace did not have an annual meeting of stockholders.
Our Chairman presides over all executive sessions of the Board. If our Chairman is absent from an executive session of the board of directors, the remaining directors select a temporary chairman to lead the meeting. For executive sessions of committees, the chair of the committee presides over all executive sessions of his committee. If a committee chair is absent for a committee executive session, the remaining committee members determine as a group the presiding director for executive sessions on a case-by-case basis.
DIRECTOR CANDIDATES
The NCG Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the NCG Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The NCG Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the NCG Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the NCG Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the NCG Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The NCG Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
Although the NCG Committee does not have a formal policy regarding consideration of stockholder recommendations for the Board, stockholders may recommend individuals to the NCG Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the NCG Committee, c/o Secretary, zSpace Inc., 2050 Gateway Place, Suite 100-302, San Jose, CA 95110. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the NCG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

CORPORATE GOVERNANCE
Insider Trading Policy
The Board has adopted an Insider Trading Policy which prohibits trading based on “material, nonpublic information” regarding our Company or any company whose securities are listed for trading or quotation in the United States. The policy covers all officers and directors of the Company and its subsidiaries, all other employees of the Company and its subsidiaries, and consultants or contractors to the Company or its subsidiaries who have or may have access to material non-public information and members of the immediate family or household of any such person. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. The policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior officers. The full text of this code of business conduct and ethics is posted on the investor relations page of our website at https://investor.zspace.com/documents-and-charters and is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The reference to our website address in this filing does not include or incorporate by reference the information on that website into this filing. We intend to disclose future amendments to certain provisions of this code of business conduct and ethics, or waivers of these provisions, on its website or in public filings to the extent required by the applicable rules.
Clawback Policy
The has adopted a clawback policy, which provides that in the event we are required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or we determine there has been a significant misconduct that causes financial or reputational harm, we shall recover a portion or all of any incentive compensation. This policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Whistleblower Policy
The Board has adopted a whistleblower policy to provide employees with a confidential and anonymous method for reporting concerns about our conduct or employees’ conduct free from retaliation. Our whistleblower policy is available on our investor relations page on the Company’s website at https://investor.zspace.com/documents-and-charters. The reference to our website address in this filing does not include or incorporate by reference the information on that website into this filing.
TRANSACTIONS WITH RELATED PERSONS
A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:
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any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

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any person who beneficially owns more than 5% of our common stock;

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any immediate family member of any of the foregoing; or

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any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Historically, certain of our insiders and other related parties have been part of the funding groups that have provided funding to us via loans, convertible loans, preferred equity and direct equity investments into us as further described in this report and below.
Other than the transactions described below and the compensation arrangements for our named executive officers, which we describe above, there were no related party transactions to which we were a party since the beginning of our last fiscal year or during the two fiscal years preceding our last fiscal year, or any currently proposed related party transaction.
bSpace Investments Limited
bSpace Investments Limited (“bSpace”) owns 5,506,800 common shares, or 23.0% as of July 17, 2025, of our common stock. Mohammed Al Hassan, the Co-CEO of Gulf Islamic Investments, LLC (“GII”), personally holds 100% of the equity interest in bSpace. As such, although GII does not own any securities of bSpace, GII may be deemed to be an affiliate of bSpace.
dSpace Investments Limited
dSpace Investments Limited (“dSpace”) controls zSpace, Inc. through its ownership of 11,580,670 common shares stock which is 49.3% of our common stock as of July 17, 2025. Pankaj Gupta, one of our directors and the Co-CEO of GII, holds 100% of the equity interest in dSpace in his personal capacity. As such, although GII does not own any securities of dSpace, GII may be deemed to be an affiliate of dSpace.
Kuwait Investment Authority Loan
The Kuwait Investment Authority (“KIA”) owns 1,615,392 shares, or 7.1% as of July 17, 2025, of our common stock. In February 2019, we entered into a promissory note (the “KIA Note”) with KIA.
On January 10, 2024, the balance of approximately $5.2 million under the KIA Note was converted into 5,190 shares of New NCNV Preferred Stock pursuant to the terms of a debt conversion agreement between KIA and us and all obligations and commitments under the KIA Note were terminated. In connection with the conversion, 8,062 of KIA’s then-existing shares of NCNV preferred stock were reclassified as or exchanged for an equivalent number of New NCNV Preferred Stock. At the closing of our initial public offering, those shares were converted into 1,615,392 shares of our common stock.
Related Person Transactions Policy
The Board has adopted a written policy relating to the approval of related person transactions. A “related person transaction” is any transaction or series of transactions in which we are a participant, the amount involved exceeds $120,000, and a Related Person (as defined in the policy) has a direct or indirect material interest resulting in a potential transaction with a Related Person.
The Audit Committee is responsible for the oversight of the policy and as such, will be entitled to rely upon determinations made and reported by our management. Our management will be responsible for determining whether a transaction is a Related Person Transaction subject to the policy, including whether the Related Person has a material interest, based on a review of all facts and circumstances. Upon a determination by our management that a transaction is a Related Person Transaction subject to the policy, the material facts concerning the transaction and the Related Person’s interest in the transaction must be reported to the Audit Committee.
The policy will apply to the members of the Board, our executive officers (as defined under the regulations of the Securities and Exchange Commission), including, in any case, but not limited to, our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, and all of our employees. It is the responsibility of all directors, officers, employees to comply with the policy. Members of the families of our directors, officers and employees and others living with them and all holding companies and other related entities and all persons or companies acting on behalf of or at the request of any of the foregoing also are expected to comply with the policy, as if they themselves were our directors, officers or employees.
Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers and expect to enter into a similar agreement with any new director or executive officer. The indemnification agreements, together with our bylaws, will provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporate Law (DGCL) from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit or proceeding. Additionally, we will agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
COMMUNICATION WITH DIRECTORS
The Board has not adopted a formal process by which any stockholder or other interested party may communicate with the Board or any of its directors. However, stockholders and other interested parties who wish to communicate with the Board or any of the directors may do so by sending written communications addressed to the Corporate Secretary of zSpace at 2050 Gateway Place, Suite 100-302, San Jose, CA 95110. All communications will be compiled and reviewed by our Corporate Secretary, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements and solicitations). Directors may at any time request that we forward to them immediately all communications received by us. All communications directed to the Audit Committee in accordance with the procedures set forth in this paragraph that relate to accounting, internal accounting controls or auditing matters involving zSpace will be promptly and directly forwarded to the Audit Committee.

DIRECTOR COMPENSATION
None of our non-employee directors received compensation during the years ended December 31, 2024 and 2023. All compensation that we paid to our employee directors is set forth in the table in “Executive Compensation — Summary Compensation Table.” Beginning in 2025, we intend to pay our non-employee directors an annual cash retention fee of $30,000 and $150,000 in Common Stock for his or her services. This annual cash retention fee is paid in cash on a quarterly basis. Compensation is not based in any way on attendance at meetings and directors do not receive any additional compensation for service on committees. All directors are also reimbursed for reasonable expenses incurred in connection with their duties. The equity awards are paid in the form of Restricted Stock Units issued under our 2024 Plan and vest quarterly over the course of one year.

EXECUTIVE COMPENSATION
BIOGRAPHICAL INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth information as of August 31, 2025, with respect to our executive officers:

Name	Age	Position/Office Held with zSpace
Paul Kellenberger	66	Chief Executive Officer and Chairman
Erick DeOliveira	56	Chief Financial Officer
Michael Harper	59	Chief Product, Engineering and Marketing Officer

Paul Kellenberger serves as our Chief Executive Officer and as the Chairman of the Board. Mr. Kellenberger has served as our Chief Executive Officer of and as a member of the Board since December 2006. Prior to his position at zSpace, Mr. Kellenberger was CEO for Chancery Software Ltd., an Enterprise SIS provider, from June 2002 to May 2006. Chancery Software was sold to Pearson PLC in May 2006. Prior to Chancery, Mr. Kellenberger was the CEO of Promeo Technologies, a technology company, from May 2000 to May 2002 and Senior Vice President at Inacom Corporation (acquired by Compaq/Hewlett Packard), a computer service company, from January 1997 to January 1999. Mr. Kellenberger also served as a Vice President and Director of Motorola Inc., a telecommunications company, from January 1994 to January 1997. Mr. Kellenberger holds a B.A. in economics from the University of Western Ontario and an M.B.A. from McMaster University.
Erick DeOliveira serves as our Chief Financial Officer. Mr. DeOliveira has served as our Chief Financial Officer since April 2024, and served as our Deputy Chief Financial Officer from September 2023 until he became our Chief Financial Officer in April 2024. Prior to joining us, he was the Chief Financial Officer of Fernish.com from February 2023 to July 2023 until its acquisition by Vesta Homes. From October 2021 to April 2022, he served as Head of FP&A for Anaplan (acquired by Thoma Bravo). From April 2016 to January 2020, he served 100Plus, a digital health company, as an advisor and subsequently as CFO from January 2020 to October 2021 until its acquisition by Connect America. He was CFO of Ticketfly from April 2016 until the June 2017 acquisition by Eventbrite.com, through Eventbrite’s initial public offering in September 2018, until April 2019. Earlier in his career, he held leadership roles at Amazon.com and Microsoft, as well as military service as a Naval Officer. Mr. DeOliveira holds B. Eng. (Physics) and M.Eng. (Electrical Engineering) degrees from the Royal Military College of Canada, and an MBA from the Tuck School of Business at Dartmouth College.
Michael Harper serves as our Chief Product, Engineering and Marketing Officer. Mr. Harper has served as our Chief Product and Marketing Officer since April 2011. Since December 2005, Mr. Harper has been the Owner of Pathway for Success, LLC, a management consulting company. Earlier in his career, Mr. Harper held executive positions with Fortisphere, Inc., a provider of policy-based management software (acquired by Red Hat Inc.), from March 2007 to July 2009 and Syfact International B.V. (acquired by Nice Ltd./Actimize), a provider of investigative software, from January 2006 to December 2006. Mr. Harper holds a B.S.E.E. from Tulane University and an M.B.A from the Wharton School of Business at the University of Pennsylvania.
SUMMARY COMPENSATION TABLE
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our principal executive officer, Chief Financial Officer and our two most highly compensated executive officers other than our principal executive officer (together, the “NEOs”) for 2024 and 2023.

Name and Principal Position	Year	Base Salary	Option Awards(1)	Non-equity Sales Incentive Compensation	All other compensation(3)	Total
Paul Kellenberger	2024	$400,000	$2,994,351	$162,311(2)	$2,900(3)	$3,559,562
Chief Executive Officer and Director	2023	$400,000	$—	$—	$2,900(3)	$402,900
Erick DeOliveira	2024	$300,000	$94,497	$—	$2,900(3)	$397,397
Chief Financial Officer	2023	$86,538	$—	$—	$2,150(4)	$88,688
Mike Harper	2024	$325,000	$674,831	$131,878(2)	$2,900(3)	$1,134,609
Chief Product, Engineering and Marketing Officer	2023	$325,000	$—	$—	$2,900(3)	$327,900
Ron Rheinheimer(6)	2024	$250,000	$485,535	$274,696(2)	$2,900(3)	$1,013,131
Former Chief Sales Officer	2023	$250,000	$—	$190,560(5)	$2,900(3)	$443,460

(1)
The amount reported in the “Option Awards” column is based on the grant date fair value of the option award as computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the option awards are discussed in Note 7, “Stock-based Compensation,” of the Notes to the Consolidated Financial Statements included herein.

(2)
The amount reported is the sum of bonus payments made during the 2024 fiscal year to such individual under the performance cash award provisions of our — employee incentive plan for Company achievement of financial targets and personal achievement of individual performance goals during the 2022 fiscal year.

(3)
The amount reported represents (i) 401(k) company matching contributions of $2,000 and (ii) $900 of monthly mobile phone compensation earned by such individual.

(4)
The amount reported represents (i) 401(k) company matching contributions of $2,000 and (ii) $150 of monthly mobile phone compensation earned by Mr. DeOliveira in 2023.

(5)
The amount reported is for payments under our Sales Incentive Plan.

(6)
Mr. Rheinheimer served as our Chief Sales Officer until June 11, 2025.

Narrative Disclosure to Summary Compensation Table
The following describes the material elements of our compensation program as applicable to our NEOs and reflected in the Summary Compensation Table above.
Base Salary
Base salaries for our NEOs were established primarily based on individual negotiations with the executive officers when they joined the Company. In determining compensation for our executive officers, we considered salaries provided to executive officers of our peer companies, each executive officer’s anticipated role criticality relative to others at our company, and our determination of the essential need to attract and retain our NEOs.
Annual Incentive Awards
Each of our NEOs is eligible to receive an annual cash bonus, payable based upon the achievement of performance goals set annually by the Board. During 2024, the Board approved a bonus with an aggregate value of $303,500 for 2023 for Messrs. Kellenberger, Harper and Rheinheimer for achievement of financial targets and personal achievement of individual performance goals during the 2023 fiscal year (the “2023 Bonuses”). In 2025, the Board approved a bonus with an aggregate value of $162,292 for Messrs. Kellenberger, Harper, Rheinheimer and DeOliveira for achievement of financial targets and personal achievement of individual performance goals during the 2024 fiscal year (the “2024 Bonuses”). As of the date of this proxy statement, neither the 2023 Bonuses nor the 2024 Bonuses have yet been paid.
Sales Incentive Plan
Our Sales Incentive plan is designed to provide financial incentives and rewards for sales and business development achievement as measured against individually assigned sales targets. For any eligible employee or contractor, we execute an individual target sheet alongside a terms and conditions document.
Employee Benefits and Perquisites
Our NEOs are eligible to participate in our health and welfare plans on the same terms and conditions as those provided to our full-time employees. We also reimburse our NEOs for reasonably incurred and properly documented business expenses.
Retirement Benefits
We maintain a 401(k) plan that provides eligible United States employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain I.R.S. Code limits, which are updated annually. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions. We may elect to make matching or other contributions into participants’ individual accounts. We currently match pretax and Roth employee contributions up to $2,000 per participant annually and all matching contributions vest immediately. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
Equity Compensation
We have previously granted, and we intend to, from time to time, grant equity awards to our NEOs which grants are generally subject to vesting based on each NEO’s continued service. Each of our NEOs currently holds outstanding options to purchase shares of our common stock that were granted under either our 2007 Stock Plan or the 2017 Stock Plan, as set forth in the table below entitled “2024 Outstanding Equity Awards at Fiscal Year-End.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table presents, for each of our NEOs, information regarding outstanding stock options as of December 31, 2024.
	Option Awards(1)
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Paul Kellenberger*	199(2)	—	$330.00	04/21/2025
	92(2)	—	$330.00	07/07/2025
	1,393(2)	—	$330.00	09/01/2024
	233(2)	—	$720.00	10/23/2027
	266(3)	—	$720.00	10/23/2027
	3,000(3)	—	$720.00	02/27/2028
	433,760(3)	—	$0.53	04/13/2031
	1,864,990(3)	—	$2.57	03/04/2034
Erick DeOliveira	23,500	32,905(4)	$2.57	03/04/2034
Mike Harper	424(2)		$330.00	04/16/2025
	264(2)		$330.00	04/21/2025
	71(3)		$720.00	10/23/2027
	333(3)		$720.00	02/27/2028
	97,173(3)		$0.53	04/13/2031
	420,309(3)		$2.57	03/04/2034
Ron Rheinheimer	578(2)		$600.00	06/23/2026
	28(3)		$720.00	10/23/2027
	200(3)		$720.00	02/27/2028
	69,906(3)		$0.53	04/13/2031
	302,409(3)		$2.57	03/04/2034

(1)
All of the outstanding equity awards were granted under our 2007 Stock Plan or our 2017 Stock Plan, as footnoted below.

(2)
Option issued under the 2007 Plan. The option is fully vested and exercisable.

(3)
Option issued under the 2017 Plan. The option is fully vested and exercisable.

(4)
Option issued under the 2017 Plan and vests with respect to one-third (1/3rd) of the total number of shares subject to the option on the vesting commencement date, which was September 18, 2023, and the remainder vests in 36 equal monthly installments thereafter.

*
Employee Director

Equity Plans
2007 Stock Plan
The 2007 Equity Incentive Plan (the “2007 Stock Plan”) provides for the grant of options, restricted stock and other stock option awards to our directors, employees and consultants and to directors and employees of our subsidiaries or affiliates. As of December 31, 2024, there are a total of 16,587 shares authorized for issuance and a total of 2,089 shares of our Common Stock are subject to outstanding option awards under the 2007 Stock Plan. Since 2017, we have not granted and do not intend to grant any further awards under the 2007 Stock Plan.
2017 Stock Plan
The 2017 Equity Incentive Plan (the “2017 Stock Plan”) provides for the grant of options, stock appreciation rights, restricted stock and other stock option awards to our directors and employees, and to directors and employees of any of our subsidiaries or affiliates. As of December 31, 2024, the maximum number of shares available for issuance to participants pursuant to awards under the 2017 Plan is 5,982,115. The shares available for issuance under the 2017 Stock Plan may consist, in whole or in part, of authorized and unissued shares or reacquired shares. As of December 31, 2024, a total of 5,978,727 shares of our Common Stock are subject to outstanding option awards under the 2017 Stock Plan. Since December 6, 2024, we have not granted and do not intend to grant any further awards under the 2017 Stock Plan.
2024 Stock Plan
In December 2024, we adopted the 2024 Equity Incentive Plan (the “2024 Stock Plan”) to provide for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock or cash-based awards to our directors, employees, non-employee directors and service providers. As of December 31, 2024, the maximum number of shares available for issuance to participants pursuant to awards under the 2024 Plan is 2,708,175. The shares available for issuance under the 2024 Stock Plan may consist, in whole or in part, of authorized and unissued shares or reacquired shares. As of December 31, 2024, there were no shares of our Common Stock subject to outstanding awards under the 2024 Plan. The following is a summary of certain provisions of the 2024 Stock Plan, and is qualified in its entirety by the full text of the 2024 Stock Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Purpose
The purpose of the 2024 Stock Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to our company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.
Administration
The 2024 Stock Plan is administered by the Compensation Committee. The plan administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Stock Plan. The plan administrator may delegate to one or more of our officers the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
Share Reserve
An aggregate of 2,708,175 shares of Common Stock may be issued under the 2024 Stock Plan. Shares underlying any awards under the 2024 Stock Plan that are forfeited, cancelled, held back to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2024 Stock Plan. The payment of dividend equivalents in cash shall not count against the share reserve.
Annual Limitation on Awards to Non-Employee Directors
The 2024 Stock Plan contains a limitation whereby the grant date value of all awards under the 2024 Stock Plan and all other cash compensation paid by us to any non-employee director may not exceed $250,000 in any calendar year, although the Board may, in its discretion, make exceptions to the limit in extraordinary circumstances.

Stock Options
The 2024 Stock Plan permits both options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2024 Stock Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to our employees. Nonqualified options may be granted to any persons eligible to receive awards under the 2024 Stock Plan.
The exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of our common stock on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.
Stock Appreciation Rights
The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of Common Stock on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.
Restricted Stock
The plan administrator may award restricted shares of Common Stock subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. Unless otherwise provided in the applicable award agreement, the participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.
Restricted Stock Units and Dividend Equivalents
The plan administrator may award restricted stock units which represent the right to receive Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with us, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.
Other Stock or Cash Based Awards
Other stock or cash based may be granted either alone, in addition to, or in tandem with, other awards granted under the 2024 Stock Plan and/or cash awards made outside of the 2024 Stock Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which such awards will be made, the amount of such awards, and all other conditions, including any dividend and/or voting rights.

Change in Control
Except as set forth in an award agreement issued under the 2024 Stock Plan, in the event of a change in control (as defined in the 2024 Stock Plan), each outstanding stock award (vested or unvested) will be treated as the plan administrator determines, which may include (i) our continuation of such outstanding stock awards (if we are the surviving corporation); (ii) the assumption of such outstanding stock awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (iv) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (A) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (B) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (v) provide that such award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the 2024 Stock Plan or the provisions of such Award; or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after the applicable event.
The 2024 Stock Plan provides that a stock award may be subject to additional acceleration of vesting and exercisability upon a change in control as may be provided in the award agreement for such stock award, but in the absence of such provision, no such acceleration will occur.
Tax Withholding
Participants in the 2024 Stock Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of ours to be satisfied, in whole or in part, by the applicable entity withholding from shares of common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of ours to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.
Transferability of Awards
The 2024 Stock Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution; however, the plan administrator has the discretion to permit awards (other than incentive stock options) to be transferred by a participant.
Amendment and Termination
The Board and the plan administrator may each amend, suspend, or terminate the 2024 Stock Plan and the plan administrator may amend or cancel outstanding awards, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the 2024 Stock Plan will require the approval of our stockholders. Generally, without stockholder approval, (i) no amendment or modification of the 2024 Stock Plan may reduce the exercise price of any stock option or stock appreciation right, (ii) the plan administrator may not cancel any outstanding stock option or stock appreciation right where the fair market value of the Common Stock underlying such stock option or stock appreciation right is less than its exercise price and replace it with a new option or stock appreciation right, another award or cash and (iii) the plan administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.
All stock awards granted under the 2024 Stock Plan will be subject to recoupment in accordance with our Clawback Policy.

EXECUTIVE EMPLOYMENT AGREEMENTS
Paul Kellenberger Employment Agreement
Effective June 1, 2024, we entered into an employment agreement with Paul Kellenberger, our Chief Executive Officer (the “Kellenberger Agreement”). Under the Kellenberger Agreement, Mr. Kellenberger is entitled to an annual base salary of $400,000, and is also eligible for a discretionary bonus based on our performance. In addition, Mr. Kellenberger is entitled, subject to the approval of the Board, to equity awards, in an amount to be determined by the Board and at an exercise price equal to the fair market value per share of our common stock on the date of grant, as determined by our board of directors. In February 2025, the Board increased Mr. Kellenberger’s annual base salary to $500,000 effective March 1, 2025.
The Kellenberger Agreement also provides that if Mr. Kellenberger’s employment is terminated without Cause or if Mr. Kellenberger terminates his employment for Good Reason, each as defined in the Kellenberger Agreement, subject to Mr. Kellenberger’s execution and non-revocation of a release of claims in favor of us then Mr. Kellenberger shall be entitled to (i) salary continuation at his then base salary rate, from the termination date through the twelve month anniversary of the termination date; plus (ii) a pro-rated bonus for the year of termination as determined by our board of directors equal to: (a) the discretionary bonus Mr. Kellenberger would have received for the year of termination, had he remained employed through the payment date of such discretionary bonus, multiplied by (b) a fraction, the numerator of which is the number of days Mr. Kellenberger was employed by us in the year of termination and the denominator being 365. Mr. Kellenberger may also elect to continue to receive group health insurance coverage under our group health plan pursuant to COBRA, and we will reimburse Mr. Kellenberger for such monthly COBRA premiums for twelve months. The Kellenberger Agreement also contains certain restrictions related to confidentiality, non-disparagement and intellectual property assignment that are applicable during or after the time that Mr. Kellenberger is employed by us.
Erick DeOliveira Employment Agreement
Effective June 1, 2024, we entered into an employment agreement with Mr. DeOliveira, (the “DeOliveira Agreement”). Under the DeOliveira Agreement, Mr. DeOliveira is entitled to an annual base salary of $300,000, and is also eligible for a discretionary bonus based on our performance. In addition, Mr. DeOliveira is entitled, subject to the approval of our board of directors, to equity awards in an amount to be determined by our board of directors and at an exercise price equal to the fair market value per share of our common stock on the date of grant, as determined by our board of directors. In February 2025, the board of directors increased Mr. DeOliveira’s annual base salary to $400,000 effective March 1, 2025.
The DeOliveira Agreement also provides that if Mr. DeOliveira’s employment is terminated without Cause or if Mr. DeOliveira terminates his employment for Good Reason, each as defined in the DeOliveira Agreement, subject to Mr. DeOliveria’s execution and non-revocation of a release of claims in favor of us, then Mr. DeOliveira shall be entitled to (i) salary continuation at his then base salary rate, from the termination date through the twelve month anniversary of the termination date; plus (ii) a pro-rated bonus for the year of termination as determined by our board of directors equal to: (a) the discretionary bonus Mr. DeOliveira would have received for the year of termination, had he remained employed through the payment date of such discretionary bonus, multiplied by (b) a fraction, the numerator of which is the number of days Mr. DeOliveira was employed by us in the year of termination and the denominator being 365. Mr. DeOliveira may also elect to continue to receive group health insurance coverage under our group health plan pursuant to COBRA, and we will reimburse Mr. DeOliveira for such monthly COBRA premiums for twelve months. The DeOliveira Agreement also contains certain restrictions related to confidentiality, non-disparagement and intellectual property assignment that are applicable during or after the time that Mr. DeOliveira is employed by us.

Michael Harper Employment Agreement
Effective June 1, 2024, we entered into an employment agreement with Mr. Harper (the “Harper Agreement”). Under the Harper Agreement, Mr. Harper is entitled to an annual base salary of $325,000 and is also eligible for a discretionary bonus based on our performance. In addition, Mr. Harper is entitled, subject to the approval of our board of directors, to equity awards in an amount to be determined by our board of directors and at an exercise price equal to the fair market value per share of our common stock on the date of grant, as determined by our board of directors. In February 2025, the board of directors raised Mr. Harper’s annual base salary to $400,000 effective March 1, 2025.
The Harper Agreement also provides that if Mr. Harper’s employment is terminated without Cause or if Mr. Harper terminates his employment for Good Reason, each as defined in the Harper Agreement, subject to Mr. Harper’s execution and non-revocation of a release of claims in favor of us, then Mr. Harper shall be entitled to (i) salary continuation at his then base salary rate, from the termination date through the twelve month anniversary of the termination date; plus (ii) a pro-rated bonus for the year of termination as determined by our board of directors equal to: (a) the discretionary bonus Mr. Harper would have received for the year of termination, had he remained employed through the payment date of such discretionary bonus, multiplied by (b) a fraction, the numerator of which is the number of days Mr. Harper was employed by us in the year of termination and the denominator being 365. Mr. Harper may also elect to continue to receive group health insurance coverage under our group health plan pursuant to COBRA, and we will reimburse Mr. Harper for such monthly COBRA premiums for twelve months. The Harper Agreement also contains certain restrictions related to confidentiality, non-disparagement and intellectual property assignment that are applicable during or after the time that Mr. Harper is employed by us.
Ron Rheinheimer Employment Agreement
Effective June 1, 2024, we entered into an employment agreement with Ron Rheinheimer, our former Chief Sales Officer (the “Rheinheimer Agreement”). Under the Rheinheimer Agreement, Mr. Rheinheimer is entitled to an annual base salary of $250,000. Mr. Rheinheimer was also eligible for success-based commission based on our achievement of certain billing targets that are set on an annual basis; Mr. Rheinheimer’s sales compensation target for 2024 is $250,000. In addition, Mr. Rheinheimer was entitled, subject to the approval of our board of directors, to equity awards in an amount to be determined by our board of directors and at an exercise price equal to the fair market value per share of our common stock on the date of grant, as determined by our board of directors. In February 2025, the board of directors raised Mr. Rheinheimer’s annual base salary to $300,000 effective March 1, 2025.
The Rheinheimer Agreement also provided that if Mr. Rheinheimer’s employment was terminated without Cause or if Mr. Rheinheimer terminated his employment for Good Reason, each as defined in the Rheinheimer Agreement, subject to Mr. Rheinheimer’s execution and non-revocation of a release of claims in favor of us, then Mr. Rheinheimer would have been entitled to (i) salary continuation at his then base salary rate, from the termination date through the nine month anniversary of the termination date; plus (ii) a pro-rated bonus for the year of termination as determined by our board of directors equal to: (a) the discretionary bonus Mr. Rheinheimer would have received for the year of termination, had he remained employed through the payment date of such discretionary bonus, multiplied by (b) a fraction, the numerator of which is the number of days Mr. Rheinheimer was employed by us in the year of termination and the denominator being 365. Mr. Rheinheimer also could have elected to continue to receive group health insurance coverage under our group health plan pursuant to COBRA, and we would have reimbursed Mr. Rheinheimer for such monthly COBRA premiums for nine months. The Rheinheimer Agreement also contains certain restrictions related to confidentiality, non-disparagement and intellectual property assignment that are applicable during or after the time that Mr. Rheinheimer is employed by us.

On June 11, 2025, zSpace, Inc., Mr. Rheinheimer and the Company mutually agreed that Mr. Rheinheimer would resign from his role as Chief Sales Officer of the Company in connection with his retirement after 9 years with the Company. Mr. Rheinheimer will remain with the Company until January 1, 2026 to assist with the transition of his successor.
By Order of the Board of Directors
David Lorié
Secretary and General Counsel

ANNEX A
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ZSPACE, INC.
zSpace, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
DOES HEREBY CERTIFY:
FIRST:   The name of the Corporation is zSpace, Inc., and the name under which the Corporation was originally incorporated is Infinite Z, Inc.
SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is October 26, 2006 and was amended and restated by that certain Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the state of Delaware on December 29, 2023, and was further amended by that certain Certificate of Amendment filed with the Secretary of State of the state of Delaware on July 12, 2024, and was further amended by that certain Certificate of Amendment filed with the Secretary of State of the state of Delaware on October 25, 2024 and was further amended and restated by that certain Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the state of Delaware on December 6, 2024.
THIRD:   The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of lncorporation as follows:
Paragraph A of Article VII is hereby amended and restated to read in its entirety as follows:
“Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the General Corporation Law of the State of Delaware.”
FOURTH:   Thereafter pursuant to a resolution of the Board of Directors of the Corporation, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and the Corporations stockholders approved this Certificate of Amendment.
zSpace, Inc. has caused this certificate to be signed on            .
By:

Authorized Officer
Title:
Name:

A-1

P.O. BOX 8016, CARY, NC 27512-9903 zSpace, Inc. For Stockholders of record as of August 21, 2025 Wednesday, October 15, 2025 9:00 AM, Pacific Time 55 Nicholson Lane, San Jose, California 95134YOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 9:00 AM, Pacific Time, October 15, 2025. Internet:www.proxypush.com/ZSPC•Cast your vote online•Have your Proxy Card ready•Follow the simple instructions to record your votePhone:1-866-390-5417•Use any touch-tone telephone•Have your Proxy Card ready•Follow the simple recorded instructionsMail:•Mark, sign and date your Proxy Card•Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of DirectorsThe undersigned hereby appoints Erick DeOliveira and David Lorie (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of zSpace, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTEDIDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDECopyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 zSpace, Inc. Annual Meeting of Stockholders PROPOSALYOUR VOTE1.Election of our Board of Director's (the "Board") four nominees for Class I directors of the Board to serve until the next annual meeting of stockholders and until their successors are elected. BOARD OF DIRECTORS RECOMMENDS 1.01Joanna Morris FORWITHHOLD FOR 1.02Abhay PandeFOR1.03Angela PrinceFOR1.04Jane SwiftFOR 2.Ratification of the selection by the Audit Committee of our Board of UHY LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. FORAGAINSTABSTAIN FOR 3.Approval of the issuance of shares of our common stock in connection with the Convertible Promissory Note, dated April 11, 2025, issued by zSpace to an institutional investor, as required by Nasdaq Listing Rule 5635(d). FOR 4.Approval of the issuance of shares of our common stock in connection with the Common Stock Purchase Agreement, dated July 7, 2025, by and between zSpace and an institutional investor, as required by Nasdaq Listing Rule 5635(d). FOR 5.Approval of an amendment to our Amended and Restated Certificate of Incorporation to allow for stockholder action by written consent. FOR 6.Approval of the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals. FOR 7.Such other related matters and business as may properly come before the annual meeting or any adjournments or postponements thereof.Check here if you would like to attend the meeting in person.Authorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable)Date Signature (if held jointly) Date